CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

DERIVED INFORMATION   1/18/05

$580,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 35.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,306
Total Outstanding Loan Balance	$1,027,055,165*	Min	Max
Average Loan Current Balance	$162,870	$4,912	$971,384
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.13%	3.70%	14.00%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	7.70%
Weighted Average Margin	5.92%	2.25%	10.74%
Weighted Average FICO (Non-Zero)	641
Weighted Average Age (Months)	2
% First Liens	97.7%
% Second Liens	2.3%
% Arms	84.5%
% Fixed	15.5%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
North vs South California	Loans	Balance	Balance	%	%	FICO	DTI
% North CA	601	169,700,831	16.5	6.64	79.7	652	42.2
% South CA	701	187,216,938	18.2	6.84	78.3	645	42.2
% Not CA	5,004	670,137,396	65.2	7.34	82.2	637	40.8
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641	41.3

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for Entire Pool	Loans	Balance	Balance	%	%	FICO	DTI
<= 25.000	455	60,882,108	5.9	7.28	78.5	643	19.5
25.001 - 30.000	421	57,471,439	5.6	7.26	80.7	634	28.0
30.001 - 35.000	644	84,776,375	8.3	7.25	80.7	639	32.8
35.001 - 40.000	1,019	159,421,016	15.5	7.16	81.0	643	37.8
40.001 - 45.000	1,664	289,026,150	28.1	7.13	81.6	650	42.8
45.001 - 50.000	1,753	310,380,099	30.2	7.10	81.6	637	47.8
50.001 - 55.000	339	63,108,173	6.1	6.86	80.3	623	52.6
55.001 >=	11	1,989,804	0.2	7.29	79.7	621	60.2
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641	41.3

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for Interest Only Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 25.000	59	15,819,044	4.3	6.68	79.4	657	19.8
25.001 - 30.000	66	15,568,157	4.2	6.68	81.3	665	28.3
30.001 - 35.000	123	25,417,394	6.9	6.70	80.1	665	32.9
35.001 - 40.000	239	56,993,288	15.4	6.63	80.3	664	37.9
40.001 - 45.000	428	104,881,362	28.4	6.70	80.9	669	42.8
45.001 - 50.000	507	127,732,575	34.6	6.66	81.1	660	47.8
50.001 - 55.000	79	22,047,453	6.0	6.31	83.3	663	52.5
55.001 >=	3	506,999	0.1	6.43	80.0	690	66.3
Total:	1,504	368,966,272	100.0	6.65	80.9	664	42.1

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO	Loans	Balance	Balance	%	%	FICO	DTI
Unavailable	2	92,170	0.0	10.56	71.3	0	25.5
475.001 - 500.000	5	677,015	0.1	7.50	77.8	492	44.1
500.001 - 525.000	143	21,818,368	2.1	8.52	73.5	515	42.5
525.001 - 550.000	275	39,972,413	3.9	8.06	76.7	540	40.8
550.001 - 575.000	501	69,158,996	6.7	7.88	79.7	564	41.6
575.001 - 600.000	886	113,041,265	11.0	7.50	82.1	588	41.7
600.001 - 625.000	995	144,352,506	14.1	7.14	81.3	613	40.7
625.001 - 650.000	1,144	191,737,559	18.7	7.03	81.2	638	41.2
650.001 - 675.000	998	180,602,756	17.6	6.86	81.9	663	41.4
675.001 - 700.000	645	121,152,180	11.8	6.84	81.9	686	41.9
700.001 - 725.000	334	70,509,220	6.9	6.71	81.5	711	40.9
725.001 - 750.000	199	38,021,532	3.7	6.89	81.7	737	41.4
750.001 - 775.000	125	23,733,524	2.3	6.67	81.6	763	40.7
775.001 - 800.000	48	10,765,772	1.0	6.62	80.8	784	38.3
800.001 - 825.000	6	1,419,889	0.1	6.46	76.3	803	40.8
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641	41.3

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Caps for IO	Loans	Balance	Balance	%	%	FICO	DTI
0.00	26	6,047,192	1.6	6.61	81.9	681	44.8
1.50	201	56,121,427	15.2	6.53	80.1	684	43.5
2.00	246	69,901,324	18.9	6.66	81.4	654	42.1
3.00	1,030	236,752,329	64.2	6.68	81.0	661	41.7
5.00	1	144,000	0.0	6.75	80.0	735	37.3
Total:	1,504	368,966,272	100.0	6.65	80.9	664	42.1

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Periodic Caps for IO	Loans	Balance	Balance	%	%	FICO	DTI
0.00	26	6,047,192	1.6	6.61	81.9	681	44.8
1.00	1,000	233,955,660	63.4	6.71	80.9	661	41.7
1.50	422	112,120,250	30.4	6.53	81.0	670	42.7
2.00	56	16,843,170	4.6	6.66	80.4	647	42.2
Total:	1,504	368,966,272	100.0	6.65	80.9	664	42.1

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA	WA
	No of	Scheduled	Scheduled	WAC	OLTV*	CLTV	WA
Silent Second (%)	Loans	Balance	Balance	%	%	%	FICO
N	3,403	498,174,996	48.5	7.40	82.0	82	623.0
Y	2,903	528,880,169	51.5	6.88	80.3	99	658.0
Total:	6,306	1,027,055,165	100.0	7.13	81.1	91	641.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for Silent Second Loans	Loans	Balance	Balance	%	%	FICO	DTI
45.001 - 50.000	2	128,000	0.0	7.24	47.3	668	36.6
50.001 - 55.000	1	231,887	0.0	6.68	52.0	629	36.7
55.001 - 60.000	3	962,408	0.2	6.67	59.0	588	48.6
60.001 - 65.000	1	622,380	0.1	6.00	60.8	656	51.7
65.001 - 70.000	17	5,215,535	1.0	6.79	68.9	641	31.7
70.001 - 75.000	32	7,396,470	1.4	6.71	74.4	690	39.3
75.001 - 80.000	2,546	471,676,906	89.2	6.81	79.9	662	42.2
80.001 - 85.000	105	14,428,470	2.7	7.61	84.0	617	39.9
85.001 - 90.000	191	27,453,123	5.2	7.82	89.2	606	42.2
90.001 - 95.000	4	675,550	0.1	8.66	94.8	575	46.0
95.001 - 100.000	1	89,441	0.0	7.99	100.0	703	41.0
Total:	2,903	528,880,169	100.0	6.88	80.3	658	42.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for Silent Second Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 25.000	116	18,817,221	3.6	7.03	79.1	651	19.0
25.001 - 30.000	140	21,218,086	4.0	6.99	80.6	657	28.1
30.001 - 35.000	261	37,737,207	7.1	7.03	80.5	652	32.7
35.001 - 40.000	478	81,585,426	15.4	6.91	80.1	657	37.8
40.001 - 45.000	904	172,202,491	32.6	6.91	80.3	667	42.9
45.001 - 50.000	874	172,277,195	32.6	6.84	80.4	653	47.8
50.001 - 55.000	126	24,312,144	4.6	6.55	79.8	643	52.1
55.001 >=	4	730,399	0.1	6.53	80.0	673	62.9
Total:	2,903	528,880,169	100.0	6.88	80.3	658	42.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Silent Seconds in Pool	Loans	Balance	Balance	%	%	FICO	DTI
1st Lien w/ Silent Second in Pool	408	62,520,844	81.9	6.94	81.5	637	41.6
2nd Lien w/ 1st in Pool	406	13,801,067	18.1	10.73	99.5	640	40.7
Total:	814	76,321,911	100.0	7.62	84.7	638	41.4

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
IO w/	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Silent Seconds	Loans	Balance	Balance	%	%	FICO	DTI
N	322	88,056,456	23.9	6.73	84.4	650	41.3
Y	1,182	280,909,817	76.1	6.63	79.8	668	42.4
Total:	1,504	368,966,272	100.0	6.65	80.9	664	42.1

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
IO w/	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Silent Seconds in Pool	Loans	Balance	Balance	%	%	FICO	DTI
IO w/ No Silent Second	322	88,056,456	23.9	6.73	84.4	650	41.3
IO w/ Silent Second in Pool	109	21,754,387	5.9	6.79	80.5	656	42.8
IO w/ Silent Second not in Pool	1,073	259,155,429	70.2	6.61	79.8	669	42.3
Total:	1,504	368,966,272	100.0	6.65	80.9	664	42.1

*     Note, for second liens, CLTV is employed in this calculation.